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EXHIBIT 23.1                                                               DRAFT



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Pentair, Inc. on Amendment No. 2 to Form S-3 of our report dated January 29, 1999, appearing in the Annual Report on Form 10-K of Pentair, Inc. for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
August 4, 1999